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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture                           Distribution Date:       7/17/00
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(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
           $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    4,547,500.00
               Class B Note Interest Requirement                      388,958.33
               Class C Note Interest Requirement                      527,231.21
                       Total                                        5,463,689.54

        Amount of the distribution allocable to the interest on the Notes per
           $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         6.06333
               Class B Note Interest Requirement                         6.22333
               Class C Note Interest Requirement                         6.56111

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                By:
                                                            --------------------

                                                Name:       Patricia M. Garvey
                                                Title:      Vice President